UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2011

HORIZON LINES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672

(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4064 Colony Road, Suite 200
Charlotte, North Carolina 28211
(Address of Principal Executive Offices, including Zip Code)
(704) 973-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07. Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-10.1
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On June 2, 2011, our compensation committee made its annual compensation determinations for the members of our Board of Directors. The Board granted to Stephen Fraser, our interim President and Chief Executive Officer, an award of 49,180 restricted stock units (“RSUs”). Mr. Fraser received the grant of the RSUs in his capacity as a member of the Board of Directors.
Each RSU has an economic value equal to a share of the Company’s Common Stock (excluding the right to receive dividends). The RSUs will vest June 2, 2012, subject to Mr. Fraser’s continued service on the Board through that date. The RSUs are subject to customary terms and conditions which are set forth in the Company’s 2009 Incentive Compensation Plan and in the form of Restricted Stock Unit Award Agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     Horizon Lines, Inc. (the “Company”) held its Annual Meeting of Shareholders on June 2, 2011. At the meeting, shareholders elected each of the nominees nominated by the Board of Directors to serve a three year term on the Company’s Board of Directors. Shareholders also ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2011. In addition, shareholders approved, on an advisory basis, the Company’s executive compensation program for its named executive officers, as described in the Company’s Proxy Statement. Finally, the shareholders voted, on an advisory basis, by a plurality (the largest number) to approve holding the advisory vote on executive compensation every one year. The Board of Directors will take this voting result into consideration, and the Company will file an amendment to this Form 8-K within the timeframe prescribed under Item 5.07 once the Board makes a final determination as to how frequently the Company will include a shareholder vote on executive compensation in its proxy materials.
Set forth below are the final voting results for each of the proposals.
Election of Director Nominees

Director	For	Withheld	Broker Non-Votes
Thomas P. Storrs	17,234,623	436,640	6,520,680
Bobby J. Griffin	17,240,244	431,019	6,520,680
Proposal to Ratify Appointment of Ernst & Young LLP as Independent Public Accountant

For	Against	Abstain
23,816,668	346,224	29,049

Approval of Company’s Executive Compensation for Named Executive Officers

For	Against	Abstain	Broker Non-Votes
16,593,778	258,641	818,843	6,520,680
Frequency of Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
11,819,666	90,274	4,953,351	807,971	6,520,680

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	Form of Restricted Stock Unit

99.1	Press Release, dated June 2, 2011
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC. (Registrant)
Date: June 8, 2011	By:	/s/ Michael T. Avara
Michael T. Avara
Executive Vice President and Chief Financial Officer

Exhibit Index

10.1	Form of Restricted Stock Unit

99.1	Press Release, dated June 2, 2011